1A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S T I NVESTOR P R ES ENTAT I ON A U G U S T 2 0 2 5

2A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S T F O R WA R D LO O K I N G S TAT E M E N T S This presentation includes statements of our expectations, intentions, plans and beliefs that constitute “forward-looking statements.” These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to our future prospects, developments and business strategies. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should” and similar terms and phrases, including references to assumptions, in this presentation to identify forward-looking statements, but these terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: • depressed levels or declines in coal prices; • the financial performance of the company; • our liquidity, results of operations and financial condition; • our ability to generate sufficient cash or obtain financing to fund our business operations; • worldwide market demand for coal and steel, including demand for U.S. coal exports, and competition in coal markets; • railroad, barge, truck, port and other transportation availability, performance and costs; • steel and coke producers switching to alternative energy sources such as natural gas, renewables and coal from basins where we do not operate; • our ability to meet collateral requirements for, and fund, employee benefit obligations; • our ability to self-insure certain of our black lung obligations following a significant increase in required collateral; • our ability to obtain or renew surety bonds on acceptable terms or maintain our current bonding status; • the imposition, continuation or modification of barriers to trade, such as tariffs, and the present unpredictability of these events; • attracting and retaining key personnel and other employee workforce factors, such as labor relations; • our ability to consummate financing or refinancing transactions, and other services, and the form and degree of these services available to us, which may be significantly limited by the lending, investment and similar policies of financial institutions and insurance companies regarding carbon energy producers, the environmental impacts of coal combustion or other factors; • our costs of complying with health and safety regulations, including but not limited to MSHA’s silica regulations; • changes in domestic or international environmental laws and regulations, and court decisions, including those directly affecting our coal mining and production and those affecting our customers’ coal usage, including potential climate change initiatives; • failures in performance, or non-performance, of services by third-party contractors, including contract mining and reclamation contractors; • disruptions in delivery or changes in pricing from third-party vendors of key equipment and materials that are necessary for our operations, such as diesel fuel, steel products, explosives, tires and purchased coal; • our production capabilities and costs; • inflationary pressures on supplies and labor and significant or rapid increases in commodity prices; • our indebtedness as we may incur it from time to time; • our ability to execute our share repurchase program; • cybersecurity attacks or failures, threats to physical security, extreme weather conditions or other natural disasters; • increased volatility and uncertainty regarding worldwide markets, seaborne transportation and our customers as a result of developments in and around Ukraine and the Middle East; • changes in, renewal or acquisition of, terms of and performance of customers under coal supply arrangements and the refusal by our customers to receive coal under agreed-upon contract terms; • reductions or increases in customer coal inventories and the timing of those changes; • our ability to obtain, maintain or renew any necessary permits or rights; • inherent risks of coal mining, including those that are beyond our control; • changes in, interpretations of, or implementations of domestic or international tax or other laws and regulations, including the Inflation Reduction Act of 2022 and its related regulations; • our relationships with, and other conditions affecting, our customers, including the inability to collect payments from our customers if their creditworthiness declines; • reclamation and mine closure obligations; • our assumptions concerning economically recoverable coal reserve estimates; and • other factors, including the other factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections included in our Annual Report on Form 10-K. The list of factors identified above is not exhaustive. We caution readers not to place undue reliance on any forward looking statements, which are based on information currently available to us and speak only as of the dates on which they are made. When considering these forward-looking statements, you should keep in mind the cautionary statements in this presentation. We do not undertake any responsibility to publicly revise these forward-looking statements to take into account events or circumstances that occur after the date of this presentation. Additionally, except as expressly required by federal securities laws, we do not undertake any responsibility to update or revise any forward-looking statements or update you on the occurrence of any unanticipated events, which may cause actual results to differ from those expressed or implied by the forward-looking statements contained in this presentation. See Appendix B for reconciliations of the differences between the financial measures in accordance with U.S. generally accepted accounting principles (“GAAP”) and non-GAAP financial measures used in this presentation.

3A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S T BUSINESS OVERVIEW

ALPHA AT A GLANCE

ALPHA METALLURGICAL RESOURCES

Asset Footprint



- 19 Mines
- 8 Preparation Plants
- 2 Standalone Loadouts
- 1 Dock
- 1 Export Terminal[2]



WV
VA

★ DTA Export Terminal[2]
● Company Mines
● Processing and Shipping Facilities

Current Sales Mix

Sales by Shipment Mix[1]



24%
Domestic
76%
Export

Sales by Type[1]



13%
Low Vol
37%
High Vol-A
19%
Mid Vol
31%
High Vol-B

#1
US Producer of Met Coal

17.1 Million
Tons of Coal Sold in 2024

$408 Million
Adjusted EBITDA in 2024[3]

3,890
Employees

Note: Metrics as of 12/31/24 unless otherwise noted. Employee, mine and plant data as of 6/30/25. [1] For full-year 2024 shipments, by tonnage. [2] 65% ownership in DTA Export Terminal. [3] Adjusted EBITDA is a non-GAAP financial measure. A reconciliation of Net Income to Adjusted EBITDA is included in the Appendix.

AMR INVESTOR PRESENTATION
AUGUST 2025 | 4

SAFETY, ENVIRONMENTAL AWARENESS AND A COMMITMENT TO CONTINUOUS IMPROVEMENT – ESSENTIAL COMPONENTS OF BUSINESS EXCELLENCE

ALPHA METALLURGICAL RESOURCES



SAFE PRODUCTION

We believe in operating safely and ethically. Every employee is empowered to eliminate at-risk behaviors.



ENVIRONMENTAL STEWARDSHIP

We conduct our mining business with a focus on environmental stewardship and a commitment to the protection of the environment.

37
2024 Safety & Mine Rescue Awards

~35%
Lower Total Reportable Incident Rate vs. Industry Avg.[1]

~70%
Lower Non-Fatal Days Lost vs. Industry Avg.[1]

5.3 Million
Trees Planted[2]

25+
Environmental Compliance Awards

99.9%+
Water Quality Compliance Rate

Note: [1] 2025 YTD Data. See Appendix for additional detail on Alpha's key safety statistics vs. the coal industry average. [2] Trees planted since 2016.

AMR INVESTOR PRESENTATION | 5
AUGUST 2025

OVERVIEW OF ALPHA'S MINING COMPLEXES

Mining Complex	Location	Mines	Primary Products	Rail
Marfork	West Virginia	▪ Black Eagle ▪ Panther Eagle ▪ Horse Creek Eagle ▪ Glen Alum ▪ Workman Creek North ▪ Workman Creek South	▪ Low Vol ▪ Mid Vol ▪ High Vol-A ▪ Thermal	▪ CSX
McClure / Toms Creek	Virginia	▪ Deep Mine 41 ▪ Deep Mine 44 ▪ Bear Ridge ▪ Long Branch[1] ▪ 88 Strip	▪ Mid Vol ▪ High Vol-A ▪ Thermal	▪ CSX / NS
Aracoma	West Virginia	▪ Davy Branch ▪ Cedar Grove No. 3 ▪ Lynn Branch	▪ High Vol-B	▪ CSX
Kingston	West Virginia	▪ Kingston #2 ▪ Kingston North ▪ Kingston South	▪ Low Vol ▪ Mid Vol ▪ High Vol-A ▪ Thermal	▪ CSX / NS
Power Mountain	West Virginia	▪ Jerry Fork Eagle ▪ Rolling Thunder	▪ High Vol-B	▪ NS
Kepler	West Virginia	▪ Road Fork 52	▪ Low Vol	▪ CSX / NS
Elk Run[2]	West Virginia	▪ Checkmate Powellton[2]	▪ High Vol-B	▪ CSX

Historical Tons Produced (Million Tons)


16.2
16.1
16.7
15.7
2021
2022
2023
2024

Production by Complex (2024A)


Nicholas 7%
Elk Run 1%
Kepler 11%
Marfork 29%
Kingston 13%
Aracoma 17%
McClure / Toms Creek 22%

Total Production: 15.7 Million Tons[3]

Reserves By Complex (As of Year-End 2024)


Elk Run 9%
Kepler 13%
Marfork 31%
Kingston 12%
Aracoma 13%
McClure / Toms Creek 22%

Total Reserves: 299 Million tons

Note: CSX = CSX Transportation and NS = Norfolk Southern Railway Company. [1] Long Branch Mine was idled in Q1 2025. [2] Elk Run Complex and Checkmate Powellton Mine were idled in Q4 2024. [3] Includes ~15.6 million tons of coal produced and ~0.1 million tons of purchased coal.

AMR INVESTOR PRESENTATION AUGUST 2025 | 6

7A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S T KEY INVESTMENT HIGHLIGHTS

KEY INVESTMENT HIGHLIGHTS



1. Outlook for Metallurgical Coal Remains Robust With Strong Long-Term Demand and Limited New Supply
2. Largest and Most Diverse Domestic Metallurgical Coal Supplier in the United States
3. Strategically Located Assets With Ability to Serve Both Domestic and Export Markets
4. Flexible Cost Structure Enables Resilience Through the Commodity Price Cycle
5. Disciplined Capital Return Policy With Proven Ability to Adjust to Market Dynamics
6. Strong Culture of Commitment to Safety, Environmental Stewardship, and Continuous Improvement
7. Experienced Management Team With Deep Industry Expertise and Familiarity With Alpha's Asset Base

AMR INVESTOR PRESENTATION
AUGUST 2025 | 8

9A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S T ’29E – ’34E: ~40Mt or ~2.6% Source: Wood Mackenzie and Platts | 1 Excludes sustaining capex. 2 Consensus based on quarterly KPMG Coal Price and FX Market Forecasts. 1 Robust Growth in Steel Demand Global Finished Steel Demand (Metric Tonnes) BOF Expected to Remain Dominant in Steel Industry Investments Met Coal Supply Expected to Decline After 2028 ~65% Of Steel to be Produced via BOF From 2025E – 2034E ~$160bn Expected Investment in BOF Expansion From 2022A – 2034E Broker Long-Term HCC Price Forecasts Continue to be Revised Upwards Due to Tight Supply Total Investment Outlook (2022-2034)1 Global Met Coal Production (Metric Tonnes) O U T LO O K F O R M E TA L L U R G I C A L C OA L R E M A I N S R O B U S T W I T H S T R O N G LO N G -T E R M D E M A N D A N D L I M I T E D N E W S U P P LY 64% 21% 7% 4% 4% BOF EAF DRI Furnace CCUS Hydrogen Ecosystem 2018 2019 2020 2021 2022 2023 2024 2025 2026 $100 $200 $300 $400 $500 $600 (U S$ /M et ric T on ne ) Broker Consensus LT Price Estimate 2 Platts Australian PLV 221 236 246 245 243 241 240 231 221 218 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 1,337 1,506 1,508 1,525 1,539 1,552 1,566 1,606 2015A 2024 2025 2026 2027 2028 2029 2034

2

LARGEST AND MOST DIVERSE DOMESTIC METALLURGICAL COAL SUPPLIER IN THE UNITED STATES

ALPHA METALLURGICAL RESOURCES

	ALPHA METALLURGICAL RESOURCES	Coronado STEEL STARTS HERE	CORE	WARRIOR MET COAL	Peabody ENERGY
Metallurgical Coal Sold (2024A, Million tons)	17.1	13.8	12.0[1]	8.2	7.3
Number of Coal Operating Complexes (Global)	6	3	4	1	4
Steel-Making Coal Types Sold	■ Low Vol ■ Mid Vol ■ High Vol-A/B	■ Low Vol ■ Mid Vol ■ High Vol-A/B ■ SCC ■ PCI	■ Low Vol ■ High Vol-A/B	■ Low Vol ■ High Vol-A	■ High Vol-A ■ PCI ■ SHCC
Primary End Markets	Asia, Europe, North America	Asia, North America, Europe	North America, Asia, Europe	Europe, Asia	Asia, North America

Source: [1] Based on 12.0 million short tons of metallurgical and crossover coal sales per year on a normalized basis as provided in May-2025 investor presentation.

AMR INVESTOR PRESENTATION | 10
AUGUST 2025

3

STRATEGICALLY LOCATED ASSETS WITH ABILITY TO SERVE BOTH DOMESTIC AND EXPORT MARKETS

Alpha owns 65% interest in DTA coal export terminal, enhancing access to key export markets and diversifying its customer base

Dominion Terminal Associates (DTA) Coal Export Terminal


DTA

- Newport News, Virginia
- Hub for Alpha coal exports
- Provides:
  - Transportation flexibility
  - Coal blending
  - Storage capacity
- Allows control of key export markets and maintains competitive cost

Export	Domestic
26 Countries Served	**# 1** US Producer of Met Coal
$ 140 Export Average Realized Price ($/ton) [1]	**$ 152** Domestic Average Realized Price ($/ton) [1]
78 % Export Coal Revenue	**22 %** Domestic Coal Revenue
13.0 Million Tons Sold Internationally	**4.1 Million** Tons Sold Domestically

Note: Metrics as of year-end 2024. [1] Represents Non-GAAP coal sales realization per ton. Refer to Appendix for a reconciliation of this non-GAAP financial measure.

AMR INVESTOR PRESENTATION
AUGUST 2025 | 11

FLEXIBLE COST STRUCTURE ENABLES RESILIENCE THROUGH THE COMMODITY PRICE CYCLE

4

ALPHA METALLURGICAL RESOURCES

Resilience Across Commodity Cycle



COVID
Average Realized Price ($/ton)[3]
$100
$77
$111
$218
$177
$143
$112
$66
$36
$31
$20
$10
2019[2]
2020[2]
2021
2022
2023
2024
Gross Margin ($/ton)[1]

Levers to Reduce Cash Burn

- Adjust production levels and optimize shift schedules to align output with demand, reducing excess operating costs
- Renegotiate supplier contracts, including equipment leasing and transportation, to secure lower costs
- Scale workforce levels and administrative expenses in response to market conditions while retaining core capabilities
- Ability to defer a significant quantum of planned capex

Source: [1] Represents Non-GAAP coal margin per ton. Refer to Appendix for a reconciliation of this non-GAAP financial measure. [2] Excludes discontinued operations. [3] Represents Non-GAAP coal sales realization per ton. Refer to Appendix for a reconciliation of this non-GAAP financial measure.

AMR INVESTOR PRESENTATION AUGUST 2025 | 12

5 DISCIPLINED CAPITAL RETURN POLICY WITH PROVEN ABILITY TO ADJUST TO MARKET DYNAMICS

ALPHA METALLURGICAL RESOURCES

Capital Return Aligned to Free Cash Flow Generation



NM
280%
581%
36%
(US$ in Millions)
$85
$1
$1,300
$535
$575
$653
$349
$125
2021A
2022A
2023A
2024A
Free Cash Flow[1]
Distributions[2]
Shareholder Return as a % of Excess Liquidity[3]

Key Takeaways

- Alpha has focused its shareholder returns on share repurchases, which has been highly accretive for shareholders
- Management has calibrated shareholder return with Company's free cash flow generation
- Share repurchases are the most flexible form of capital return and can be adjusted based on free cash flow generation
- Going forward, management expects to continue to align shareholder returns and cash generation to maintain a healthy balance sheet

[1] Represents Free Cash Flow. Refer to Appendix for a reconciliation of this non-GAAP financial measure. [2] Represents Distributions. Refer to Appendix for a reconciliation of this non-GAAP financial measure. [3] Represents Shareholder Return as a % of Excess Liquidity. Refer to Appendix for a reconciliation of this non-GAAP financial measure.

AMR INVESTOR PRESENTATION AUGUST 2025 | 13

6

STRONG CULTURE OF COMMITMENT TO SAFETY, ENVIRONMENTAL STEWARDSHIP, AND CONTINUOUS IMPROVEMENT

Environmental

- Environmental Management Systems
- Water Management Systems
- Waste Management Systems
- Biodiversity Control
- "Beyond Compliance" Attitude

Social

- Safety and Health
- Workforce and Operations
- Community Involvement
- Code of Ethics and Responsibility

Governance

- Rigorous reporting and documentation standards
- Strategic shift away from thermal coal

Environmental Awards & Recognition

- 2024 Best Reclaimed Underground Mine
- 2023 Exemplary Reclamation of Surface Mining
- 2023 Exemplary Reclamation of Underground Mining
- 2023 Best AML Dangerous Highwall Elimination
- 2022 Underground Reclamation Award
- 2022 Drainage Control award

Outstanding Employee Relations

- Safety performance is ~50% better than industry average[1]
- Competitive compensation and benefits package
- Equal opportunity employer
- Strict anti-harassment and anti-discrimination policies
- 85% workforce retention in 2024

Experienced Leadership Driving Growth

- Combined 100+ years of experience across the coal and financial industries
- 83% Board independence
- 33% Board gender diversity
- Average director age of 58 years
- Average board tenure of 3 years

Note: [1] Represents 2023 – 2025 YTD average Non-Fatal Days Lost for Alpha of 1.11 vs. 2.24 for the coal industry average.

AMR INVESTOR PRESENTATION
AUGUST 2025 | 14

7 EXPERIENCED MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERTISE AND FAMILIARITY WITH ALPHA'S ASSET BASE

Seasoned management team brings 100+ years of industry experience, strategic vision, and a track record of success



Andy Eidson
Chief Executive Officer and Director
15 Years At Alpha
20+ Years of Experience



Todd Munsey
Executive Vice President and Chief Financial Officer
18 Years At Alpha
20+ Years of Experience



Jason E. Whitehead
President and Chief Operating Officer
20+ Years At Alpha
20+ Years of Experience



Daniel E. Horn
Executive Vice President and Chief Commercial Officer
20+ Years At Alpha
20+ Years of Experience



Mark M. Manno
Executive Vice President, General Counsel and Secretary
11 Years At Alpha
20+ Years of Experience

AMR INVESTOR PRESENTATION
AUGUST 2025 | 15

1 6A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S T FINANCIAL SUMMARY

STRONG BALANCE SHEET SUPPORTED BY DISCIPLINED CAPITAL MANAGEMENT FRAMEWORK

	Capital Allocation Priorities
Capital Structure	• Strong balance sheet with conservative pro forma leverage • Flexible operations enable strong free cash flow generation
Liquidity	• Target minimum liquidity of $250-$300mm
Capital Expenditures	• Annual capex predominately allocated to maintenance with smaller amounts of growth investments • Alpha prioritizes capital expenditures for health and safety, followed by operational maintenance and growth capex • Plan to invest ~$27mm per year in DTA for infrastructure and equipment upgrades over the next 5 years to improve the efficiency of the facility and drive a small incremental expansion in volume capacity
Capital Return	• Management continues to evaluate capital allocation through multiple factors such as capital needs, investment and growth opportunities • Track record of returning capital to shareholders in stronger years through share repurchases, a highly flexible form of capital return
Bolt-On Acquisitions	• Company continuously evaluating acquisitions on Met Coal operations near its existing operating footprint • Focused on assets that provide accretion to NPV • Synergy potential tied to ability to integrate operations, including leveraging infrastructure and optimizing mine plans

AMR INVESTOR PRESENTATION
AUGUST 2025 | 17

1 8A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S T Q4’21 Q1’22 Q2’22 Q3’22 Q4’22 Q1’23 Q2’23 Q3’23 Q4’23 Q1’24 Q2’24 Q3’24 Q4’24 Q1’25 Q2’25 Net Leverage3 0.7x 0.1x (0.1)x (0.2)x (0.2)x (0.1)x (0.3)x (0.3)x (0.2)x (0.3)x (0.5)x (0.8)x (1.2)x (2.0)x (2.9)x Gross Leverage4 0.8x 0.3x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x 0.0x S T R O N G C AS H F LOW G E N E R AT I O N T H R O U G H VO L AT I L E M A R K E T S Net Leverage and Gross Leverage Over Time 1 Represents the last twelve months of Free Cash Flow. Refer to Appendix for a reconciliation of this non-GAAP financial measure. 2 Based on Wood Mackenzie Queensland HCC Benchmark in Real 2025 US$/tonne. 3 Represents Net Leverage. Refer to Appendix for a reconciliation of this non-GAAP financial measure. 4 Represents Gross Leverage. Refer to Appendix for a reconciliation of this non-GAAP financial measure. Consistently delivered strong operating and financial performance while maintaining a conservative balance sheet throughout market cycles $85 $429 $874 $1,261 $1,300 $1,091 $927 $564 $575 $604 $418 $473 $349 $198 $134 $0 $100 $200 $300 $400 $500 $600 $700 $0 $300 $600 $900 $1,200 $1,500 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 H is to ric al M et C oa l S po t P ric e ($ /M et ric T on ne ) Fr ee C as h Fl ow (U S$ m m ) LTM FCF Historical HCC Spot Price1 2

HISTORICAL FINANCIAL SUMMARY

Tons Sold (Million Tons)



Avg. Realized Price (US$/ton)[1]
$100
$77
$111
$218
$177
$143
17.2
15.5
16.8
16.4
17.1
17.1
2019
2020
2021
2022
2023
2024

Revenue (US$bn)



2019A – 2024A CAGR: 8.0%
$2.0
$1.4
$2.3
$4.1
$3.5
$2.9
2019
2020
2021
2022
2023
2024

Adj. EBITDA (US$mm)[2]



Margin (%)[3]
13%
6%
24%
42%
30%
14%
$264
$83
$534
$1,741
$1,033
$408
2019
2020
2021
2022
2023
2024

Free Cash Flow (US$mm)[4]



FCF Conversion (%)[5]
(27)%
(34)%
16%
75%
56%
85%
$(71)
$(28)
$85
$1,300
$575
$349
2019
2020
2021
2022
2023
2024

Note: 2019 excludes discontinued operations. [1] Represents Non-GAAP coal sales realization per ton. Refer to Appendix for a reconciliation of this non-GAAP financial measure. [2] This is a non-GAAP financial measure. A reconciliation of Net Income to Adjusted EBITDA is included in Appendix. [3] Represents Adjusted EBITDA divided by Total Revenues. Refer to Appendix for a reconciliation of this non-GAAP financial measure. [4] Represents Free Cash Flow. Refer to Appendix for a reconciliation of this non-GAAP financial measure. [5] Represents Free Cash Flow Conversion. Refer to Appendix for a reconciliation of this non-GAAP financial measure.

AMR INVESTOR PRESENTATION AUGUST 2025 | 19

2 0A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S T $192.4 $154.0 $83.3 $164.3 $245.4 $198.8 $140.0 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275 2019A 2020A 2021A 2022A 2023A 2024A 2025E Carryover 2 $10 Million – 2025E 1 Maintenance Capex $98 Million – 2025E 1 Development Projects $32 Million – 2025E 1 In m ill io ns D I S C I P L I N E D C A P I TA L E X P E N D I T U R E S W I T H A B I L I T Y TO A DJ U S T TO M A R K E T N E E D S Alpha’s Capital Expenditures (US$mm) Note: 1 Midpoint of guidance. 2 Carryover reflects capex intended to be spent in 2024 that was delayed due to timing and availability of supplies and contract labor. 1 Alpha Capex Overview  Alpha has shown the ability to adjust its capex spend based on market dynamics and reduce cash outlays in a downside pricing environment  Currently developing Kingston Wildcat (previously named Kingston Sewell), a new underground mine in Fayette County, West Virginia — Mine is expected to produce a low- volatile product — Surface site development and slope excavation underway, with first production expected in late 2025

2 1A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S TAP P ENDIX A : SUP P LEMENTAL MAT ER I ALS

2 2A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S T 3.04 3.02 3.04 2.21 2.22 1.98 2023 2024 YTD1 2025 YTD1* Coal Industry Average Total Reportable Incident Rate (TRIR) 2.23 2.22 2.28 1.30 1.35 0.69 2023 2024 YTD1 2025 YTD1* Non-Fatal Days Lost (NFDL) S A F E T Y D R I V E S O U R C U LT U R E A N D CO N T I N U O U S I M P R OV E M E N T Alpha 1 YTD data represents the most recent available timeframe for coal industry averages; 2024 YTD MSHA data represents January – September. 2025 YTD MSHA data represents January – March. Alpha data shown above represents the same timeframes. Note: Alpha 2024 full-year TRIR – 2.15, NFDL – 1.21. *AMR record

PROJECTED FUTURE CASH OUTFLOWS

ALPHA METALLURGICAL RESOURCES

Cash Outflows (US$ millions)	2025E	2026E	2027E	2028E
Asset Retirement Obligations [1]	$19.9	$37.9	$27.5	$31.8
Pension Obligations [2]	17.0	25.2	*	*
Total Cash Outflows	**$36.9**	**$63.1**	**$27.5**	**$31.8**

Note: Obligations presented are as of June 30, 2025, unless otherwise noted, and represent long-term liabilities related to asset retirement obligations and pension obligations. The amounts estimated above may be affected by future obligations that we cannot currently predict.

[1] Cash flows exclude market risk premium and inflation.

[2] The pension obligations are based on the latest available data as of July 2025 and include the impact of the funding relief granted by the American Rescue Plan Act ("ARPA") and the application of the interest rate stabilization guidance under ARPA. The contribution amounts are subject to change based on market performance and interest rate levels. Therefore, only two years of contributions are included.

AMR INVESTOR PRESENTATION
AUGUST 2025 | 23

GUIDANCE AS OF AUGUST 8, 2025

Shipments (million tons)	Low	High
Metallurgical	13.8	14.8
Non-Metallurgical Byproduct	0.8	1.2
Met Segment - Total Shipments	14.6	16.0

Committed / Priced Volumes [1, 2, 3]	% Committed	Average Price ($/ton)
Metallurgical - Domestic		$152.21
Metallurgical - Export		$112.17
Metallurgical Total	69%	$127.37
Non-Metallurgical Byproduct	100%	$80.52
Met Segment	**72%**	**$122.54**

Cost per ton ($/ton) [4]	Low	High
Met Segment	$101.00	$107.00

Other Items *(US$ millions, except taxes)*	Low	High
SG&A [5]	$48	$54
Idle Operations Expense	$21	$29
Net Cash Interest Income	$6	$12
DD&A	$165	$185
Capital Expenditures	$130	$150
Capital Contributions to Equity Affiliates [6]	$44	$54
Cash Tax Rate	0%	5%

[1] Based on committed and priced coal shipments as of July 30, 2025. Committed percentage based on the midpoint of shipment guidance range.
[2] Actual average per-ton realizations on committed and priced tons recognized in future periods may vary based on actual freight expense in future periods relative to assumed freight expense embedded in projected average per-ton realizations.
[3] Includes estimates of future coal shipments based upon contract terms and anticipated delivery schedules. Actual coal shipments may vary from these estimates.
[4] Note: The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP cost of coal sales per ton sold financial measures to the most directly comparable GAAP measures without unreasonable efforts due to the inherent difficulty in forecasting and quantifying with reasonable accuracy significant items required for the reconciliation. The most directly comparable GAAP measure, GAAP cost of sales, is not accessible without unreasonable efforts on a forward-looking basis. The reconciling items include freight and handling costs, which are a component of GAAP cost of sales. Management is unable to predict without unreasonable efforts freight and handling costs due to uncertainty as to the end market and FOB point for uncommitted sales volumes and the final shipping point for export shipments. These amounts have varied historically and may continue to vary significantly from quarter to quarter and material changes to these items could have a significant effect on our future GAAP results.
[5] Excludes expenses related to non-cash stock compensation and non-recurring expenses.
[6] Includes contributions to fund normal operations at our DTA export facility and expected capital investments related to the facility upgrades.

AMR INVESTOR PRESENTATION
AUGUST 2025 | 24

ALPHA METALLURGICAL RESOURCES

APPENDIX B: NON-GAAP FINANCIAL MEASURES & RECONCILIATIONS

2 6A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S T N O N - G AA P F I N A N C I A L M E AS U R E S The Investor Presentation contains “non-GAAP financial measures.” These are financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measures calculated and presented in accordance with generally accepted accounting principles in the United States (“U.S. GAAP” or “GAAP”). Specifically, we make use of the non-GAAP financial measures “Adjusted EBITDA,” “non-GAAP coal revenues,” “non-GAAP cost of coal sales,” "non-GAAP coal margin," "Margin %," "non-GAAP coal sales realization per ton," "non-GAAP cost of coal sales per ton," "Free Cash Flow," "Free Cash Flow Conversion," "Net Leverage,", "Gross Leverage," "Total Distributions," "Excess Liquidity," and "Shareholder Return as a % of Excess Liquidity." In addition to net income, we use Adjusted EBITDA to measure the operating performance of our reportable segment. Adjusted EBITDA does not purport to be an alternative to net income as a measure of operating performance or any other measure of operating results, financial performance, or liquidity presented in accordance with GAAP. Moreover, this measure is not calculated identically by all companies and therefore may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is presented because management believes it is a useful indicator of the financial performance of our coal operations. Margin % is calculated as Adjusted EBITDA divided by total revenues. We use non-GAAP coal revenues to present coal revenues generated, excluding freight and handling fulfillment revenues. Non-GAAP coal sales realization per ton for our operations is calculated as non-GAAP coal revenues divided by tons sold. We use non-GAAP cost of coal sales to adjust cost of coal sales to remove freight and handling costs, depreciation, depletion and amortization - production (excluding the depreciation, depletion and amortization related to selling, general and administrative functions), accretion on asset retirement obligations, amortization of acquired intangibles, net, and idled and closed mine costs. Non-GAAP cost of coal sales per ton for our operations is calculated as non-GAAP cost of coal sales divided by tons sold. Non-GAAP coal margin per ton for our coal operations is calculated as non-GAAP coal sales realization per ton for our coal operations less non-GAAP cost of coal sales per ton for our coal operations. Free Cash Flow is calculated as cash flow from operations less capital expenditures and capital contributions to equity affiliates. Free Cash Flow Conversion is calculated as Free Cash Flow divided by Adjusted EBITDA. Net Leverage is calculated as the last twelve months of Adjusted EBITDA divided by net debt. Gross Leverage is calculated as the last twelve months of Adjusted EBITDA divided by gross debt. Total Distributions is calculated as dividend and dividend equivalents paid plus common stock repurchases and related expenses. Excess Liquidity is calculated as cash and cash equivalents, short-term investments and credit facility capacity less outstanding letters of credit and minimum liquidity. Shareholder Return as a % of Excess Liquidity is calculated as Total Distributions divided by Excess Liquidity. The presentation of these measures should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Management uses non-GAAP financial measures to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone. The definition of these non-GAAP measures may be changed periodically by management to adjust for significant items important to an understanding of operating trends and to adjust for items that may not reflect the trend of future results by excluding transactions that are not indicative of our core operating performance. Furthermore, analogous measures are used by industry analysts to evaluate the Company’s operating performance. Because not all companies use identical calculations, the presentations of these measures may not be comparable to other similarly titled measures of other companies and can differ significantly from company to company depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate, capital investments and other factors. Included on the following slides are reconciliations of non-GAAP financial measures to GAAP financial measures.

ADJUSTED EBITDA RECONCILIATION

(Amounts in thousands)

	Year Ended December 31,					
	2019	2020	2021	2022	2023	2024
Net (loss) income [1]	$ (219,618)	$ (241,470)	$ 288,790	$ 1,448,545	$ 721,956	$ 187,579
Interest expense	67,521	74,528	69,654	21,802	6,923	3,811
Interest income	(7,247)	(7,027)	(336)	(3,187)	(11,933)	(18,208)
Income tax (benefit) expense	(53,287)	(2,164)	3,408	106,205	123,503	23,171
Depreciation, depletion and amortization	215,757	139,885	110,047	107,620	136,869	167,331
Merger-related costs	1,090	-	-	-	-	-
Non-cash stock compensation expense	12,348	4,896	5,315	7,484	19,017	12,318
Mark-to-market adjustment - acquisition-related obligations	(3,564)	(8,750)	19,525	8,880	-	-
Gain on settlement of acquisition-related obligation	-	-	(1,125)	-	-	-
Accretion on asset retirement obligations	23,865	26,504	26,520	23,765	25,500	25,050
Loss on modification and extinguishment of debt	26,459	-	-	-	2,753	-
Asset impairment and restructuring	66,324	83,878	(561)	-	-	-
Goodwill impairment	124,353	-	-	-	-	-
Cost impact of coal inventory fair value adjustment	8,209	-	-	-	-	-
Gain on assets acquired in an exchange transaction	(9,083)	-	-	-	-	-
Management restructuring costs	7,720	941	-	-	-	-
Loss on partial settlement of benefit obligations	6,446	2,966	-	-	-	-
Amortization of acquired intangibles, net	(3,189)	9,214	13,244	19,498	8,523	6,700
Adjusted EBITDA	**$ 264,104**	**$ 83,401**	**$ 534,481**	**$ 1,740,612**	**$ 1,033,111**	**$ 407,752**

[1] The 2019 and 2020 periods only include continuing operations.

AMR INVESTOR PRESENTATION
AUGUST 2025 | 27

ADJUSTED EBITDA, MARGIN, NET LEVERAGE, AND GROSS LEVERAGE RECONCILIATIONS

(Amounts in thousands, except for percentages and leverage ratios)

	Year Ended December 31,					
	2019	2020	2021	2022	2023	2024
Adjusted EBITDA	$ 264,104	$ 83,401	$ 534,481	$ 1,740,612	$ 1,033,111	$ 407,752
Total revenue	2,001,280	1,416,187	2,258,686	4,101,592	3,471,417	2,957,285
Margin %	**13%**	**6%**	**24%**	**42%**	**30%**	**14%**

	For the Three Months Ended																	
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Net (loss) income	$ (32,691)	$ (18,590)	$ 83,693	$ 256,378	$ 400,891	$ 574,157	$ 252,817	$ 220,680	$ 270,771	$ 181,355	$ 93,814	$ 176,016	$ 126,995	$ 58,909	$ 3,804	$ (2,129)	$ (33,947)	$ (4,954)
Interest expense	17,990	17,962	17,338	16,364	13,083	5,218	1,754	1,747	1,720	1,856	1,746	1,601	1,086	1,101	1,041	583	763	761
Interest income	(164)	(104)	(54)	(14)	(184)	(170)	(1,058)	(1,775)	(1,518)	(2,754)	(4,639)	(3,022)	(3,971)	(4,140)	(5,145)	(4,952)	(4,046)	(4,199)
Income tax (benefit) expense	(5)	8	208	3,197	39,591	68,632	5,730	(7,748)	42,411	33,598	18,964	28,530	14,165	5,278	(4,087)	7,815	(11,437)	(1,248)
Depreciation, depletion and amortization	28,438	27,304	24,519	29,786	28,035	27,730	27,925	23,930	29,423	32,226	32,582	42,638	40,701	43,380	42,414	40,836	43,910	44,822
Non-cash stock compensation expense	2,183	979	1,189	964	1,182	1,401	1,520	3,381	3,034	3,645	2,999	9,339	2,769	3,535	3,013	3,001	3,438	4,018
Mark-to-market adjustment - acquisition-related obligations	3,176	3,157	11,676	1,516	9,361	4,208	(2,954)	(1,735)	-	-	-	-	-	-	-	-	-	-
Gain on settlement of acquisition-related obligation	-	-	-	(1,125)	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Accretion on asset retirement obligations	6,648	6,648	6,674	6,550	5,954	5,947	5,921	5,943	6,377	6,376	6,376	6,371	6,143	6,257	6,326	6,324	5,614	5,508
Loss on modification and extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	2,753	-	-	-	-	-	-
Asset impairment and restructuring	(561)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Amortization of acquired intangibles, net	3,869	2,553	2,980	3,842	5,748	5,747	4,543	3,460	2,197	2,192	2,069	2,065	1,675	1,675	1,675	1,675	1,357	1,357
Adjusted EBITDA	**$ 28,883**	**$ 39,917**	**$ 148,223**	**$ 317,458**	**$ 503,661**	**$ 692,870**	**$ 296,198**	**$ 247,883**	**$ 354,415**	**$ 258,494**	**$ 153,911**	**$ 266,291**	**$ 189,563**	**$ 115,995**	**$ 49,041**	**$ 53,153**	**$ 5,652**	**$ 46,065**
Last 12 Months (LTM) Adjusted EBITDA				$ 534,481	$1,009,259	$ 1,662,212	$ 1,810,187	$ 1,740,612	$ 1,591,366	$ 1,156,990	$ 1,014,703	$ 1,033,111	$ 868,259	$ 725,760	$ 620,890	$ 407,752	$ 223,841	$ 153,911
Long-term debt				$ 448,551	$ 251,370	$ 4,689	$ 4,698	$ 10,975	$ 11,941	$ 11,247	$ 10,502	$ 10,374	$ 9,426	$ 8,564	$ 6,683	$ 5,784	$ 5,034	$ 5,769
Less: Cash and cash equivalents				(81,211)	(159,455)	(161,732)	(404,430)	(301,906)	(222,507)	(312,400)	(296,059)	(268,207)	(269,386)	(336,148)	(484,560)	(481,578)	(447,990)	(449,027)
Net debt				$ 367,340	$ 91,915	$ (157,043)	$ (399,732)	$ (290,931)	$ (210,566)	$ (301,153)	$ (285,557)	$ (257,833)	$ (259,960)	$ (327,584)	$ (477,877)	$ (475,794)	$ (442,956)	$ (443,258)
Net leverage				0.7 x	0.1 x	(0.1)x	(0.2)x	(0.2)x	(0.1)x	(0.3)x	(0.3)x	(0.2)x	(0.3)x	(0.5)x	(0.8)x	(1.2)x	(2.0)x	(2.9)x
Gross leverage				0.8 x	0.2 x	0.0 x	0.0 x	0.0 x	0.0 x	0.0 x	0.0 x	0.0 x	0.0 x	0.0 x	0.0 x	0.0 x	0.0 x	0.0 x

AMR INVESTOR PRESENTATION
AUGUST 2025 | 28

NON-GAAP REVENUE AND COST OF COAL SALES RECONCILIATIONS (1/2)

ALPHA METALLURGICAL RESOURCES

(Amounts in thousands, except per ton data)

	Year Ended December 31,					
	2019	2020	2021[1]	2022	2023	2024
Coal revenues	$ 1,995,934	$ 1,413,124	$ 2,252,624	$ 4,092,987	$ 3,456,630	$ 2,946,579
Less: Freight and handling fulfillment revenues	(276,182)	(219,449)	(380,977)	(529,063)	(439,010)	(503,306)
Non-GAAP coal revenues	$ 1,719,752	$ 1,193,675	$ 1,871,647	$ 3,563,924	$ 3,017,620	$ 2,443,273
Tons sold	17,152	15,513	16,839	16,378	17,072	17,127
Non-GAAP coal sales realization per ton	$ 100.27	$ 76.95	$ 111.15	$ 217.60	$ 176.76	$ 142.66
Cost of coal sales	$ 1,667,768	$ 1,281,011	$ 1,677,782	$ 2,285,969	$ 2,356,138	$ 2,451,601
Less: Freight and handling costs	(276,182)	(219,449)	(380,977)	(529,063)	(439,010)	(503,306)
Less: Idled and closed mine costs	(14,565)	(28,880)	(26,578)	(28,557)	(26,998)	(29,868)
Less: Cost impact of coal inventory fair value adjustment	(8,209)	-	-	-	-	-
Non-GAAP cost of coal sales	$ 1,368,812	$ 1,032,682	$ 1,270,227	$ 1,728,349	$ 1,890,130	$ 1,918,427
Tons sold	17,152	15,513	16,839	16,378	17,072	17,127
Non-GAAP cost of coal sales per ton	$ 79.80	$ 66.57	$ 75.43	$ 105.53	$ 110.72	$ 112.01
Non-GAAP coal margin	$ 350,940	$ 160,993	$ 601,420	$ 1,835,575	$ 1,127,490	$ 524,846
Non-GAAP coal margin per ton	$ 20.46	$ 10.38	$ 35.72	$ 112.08	$ 66.04	$ 30.64

[1] 2021 period was recast to reclassify discontinued operations and present the related amounts within continuing operations as part of the All Other category.

AMR INVESTOR PRESENTATION AUGUST 2025 | 29

NON-GAAP REVENUE AND COST OF COAL SALES RECONCILIATIONS (2/2)

(Amounts in thousands, except per ton data)

		Year Ended December 31, 2024
Coal revenues - export	$	2,309,777
Coal revenues - domestic		636,802
Coal revenues	**$**	**2,946,579**
Coal revenues - export	$	2,309,777
Less: Freight and handling fulfillment revenues - export		(488,395)
Non-GAAP coal revenues - export	$	1,821,382
Tons sold - export		13,048
Non-GAAP coal sales realization per ton - export	**$**	**139.59**
Coal revenues - domestic	$	636,802
Less: Freight and handling fulfillment revenues - domestic		(14,911)
Non-GAAP coal revenues - domestic	$	621,891
Tons sold - domestic		4,079
Non-GAAP coal sales realization per ton - domestic	**$**	**152.46**

AMR INVESTOR PRESENTATION
AUGUST 2025 | 30

FREE CASH FLOW (FCF) RECONCILIATION

(Amounts in thousands)

	Year Ended December 31,					
	2019	2020	2021	2022	2023	2024
Cash flow from operations	$ 131,880	$ 129,236	$ 174,943	$ 1,484,005	$ 851,159	$ 579,919
Capital expenditures	(192,411)	(153,990)	(83,300)	(164,309)	(245,373)	(198,848)
Capital contributions to equity affiliates	(10,051)	(3,443)	(6,677)	(19,556)	(30,812)	(32,504)
Free Cash Flow	$ (70,582)	$ (28,197)	$ 84,966	$ 1,300,140	$ 574,974	$ 348,567
Adjusted EBITDA	$ 264,104	$ 83,401	$ 534,481	$ 1,740,612	$ 1,033,111	$ 407,752
FCF Conversion	-27%	-34%	16%	75%	56%	85%

	For the Three Months Ended							
	Q1 2021	Q2 2021	Q3 2021	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2022
Cash flow from operations	$ (19,115)	$ (6,336)	$ 96,024	$ 104,370	$ 336,125	$ 465,931	$ 496,981	$ 184,968
Capital expenditures	(20,395)	(17,644)	(22,347)	(22,914)	(28,146)	(41,866)	(33,339)	(60,958)
Capital contributions to equity affiliates	(441)	(1,454)	(2,578)	(2,204)	(3,468)	(5,057)	(5,307)	(5,724)
Free Cash Flow	$ (39,951)	$ (25,434)	$ 71,099	$ 79,252	$ 304,511	$ 419,008	$ 458,335	$ 118,286
Last 12 Months (LTM) FCF				$ 84,966	$ 429,428	$ 873,870	$ 1,261,106	$ 1,300,140

	For the Three Months Ended									
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Cash flow from operations	$ 177,387	$ 317,219	$ 157,200	$ 199,353	$ 196,074	$ 138,125	$ 189,462	$ 56,258	$ 22,181	$ 53,231
Capital expenditures	(74,248)	(54,863)	(54,725)	(61,537)	(63,618)	(61,100)	(31,449)	(42,681)	(38,450)	(34,642)
Capital contributions to equity affiliates	(8,124)	(6,819)	(6,901)	(8,968)	(8,476)	(7,183)	(7,206)	(9,639)	(9,836)	(13,673)
Free Cash Flow	$ 95,015	$ 255,537	$ 95,574	$ 128,848	$ 123,980	$ 69,842	$ 150,807	$ 3,938	$ (26,105)	$ 4,916
Last 12 Months (LTM) FCF	$1,090,644	$ 927,173	$ 564,412	$ 574,974	$ 603,939	$ 418,244	$ 473,477	$ 348,567	$ 198,482	$ 133,556

AMR INVESTOR PRESENTATION
AUGUST 2025 | 31

3 2A M R R a t i n g s A g e n c y P r e s e n t a t i o n J a n u a r y 2 0 2 5 |A M R I N V E S T O R P R E S E N T A T I O N A U G U S T TOTA L D I S T R I B U T I O N S & S H A R E H O L D E R R E T U R N AS A % O F E XC E S S L I Q U I D I T Y R E CO N C I L I AT I O N S (Amounts in thousands, except for percentages) 2021 2022 2023 2024 Dividend and dividend equivalents paid -$ 13,360$ 113,013$ 3,077$ Common stock repurchases and related expenses 786 521,803 540,071 122,299 Total Distributions 786$ 535,163$ 653,084$ 125,376$ 12/31/2021 12/31/2022 12/31/2023 12/31/2024 Cash and cash equivalents 81,211$ 301,906$ 268,207$ 481,578$ Short-term investments - 46,052 - - Credit facility capacity 155,613 155,050 155,000 155,000 Less: Outstanding letters of credit (121,650) (61,927) (60,896) (42,149) Less: Minimum Liquidity (250,000) (250,000) (250,000) (250,000) Excess Liquidity (134,826)$ 191,081$ 112,311$ 344,429$ Shareholder Return as a % of Excess Liquidity -1% 280% 581% 36% Year Ended December 31,